Exhibit No. 24

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of Chemical Financial Corporation, does hereby appoint ALAN W. OTT, ALOYSIUS J. OLIVER, DAVID B. RAMAKER and LORI A. GWIZDALA, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Chemical Financial Corporation on Form 10-K for its fiscal year ended December 31, 2000, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated:	February 23, 2001	/s/ Dan L. Smith
(signature)

Dan L. Smith
(type or print name)

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of Chemical Financial Corporation, does hereby appoint ALAN W. OTT, ALOYSIUS J. OLIVER, DAVID B. RAMAKER and LORI A. GWIZDALA, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Chemical Financial Corporation on Form 10-K for its fiscal year ended December 31, 2000, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated:	February 16, 2001	/s/ James A. Currie
(signature)

James A. Currie
(type or print name)

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of Chemical Financial Corporation, does hereby appoint ALAN W. OTT, ALOYSIUS J. OLIVER, DAVID B. RAMAKER and LORI A. GWIZDALA, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Chemical Financial Corporation on Form 10-K for its fiscal year ended December 31, 2000, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated:	February 16, 2001	/s/ Terence F. Moore
(signature)

Terence F. Moore
(type or print name)

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of Chemical Financial Corporation, does hereby appoint ALAN W. OTT, ALOYSIUS J. OLIVER, DAVID B. RAMAKER and LORI A. GWIZDALA, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Chemical Financial Corporation on Form 10-K for its fiscal year ended December 31, 2000, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated:	February 16, 2001	/s/ Lawrence A. Reed
(signature)

Lawrence A. Reed
(type or print name)

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of Chemical Financial Corporation, does hereby appoint ALAN W. OTT, ALOYSIUS J. OLIVER, DAVID B. RAMAKER and LORI A. GWIZDALA, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Chemical Financial Corporation on Form 10-K for its fiscal year ended December 31, 2000, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated:	February 16, 2001	/s/ Alan W. Ott
(signature)

Alan W. Ott
(type or print name)

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of Chemical Financial Corporation, does hereby appoint ALAN W. OTT, ALOYSIUS J. OLIVER, DAVID B. RAMAKER and LORI A. GWIZDALA, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Chemical Financial Corporation on Form 10-K for its fiscal year ended December 31, 2000, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated:	February 16, 2001	/s/ Frank P. Popoff
(signature)

Frank P. Popoff
(type or print name)

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of Chemical Financial Corporation, does hereby appoint ALAN W. OTT, ALOYSIUS J. OLIVER, DAVID B. RAMAKER and LORI A. GWIZDALA, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Chemical Financial Corporation on Form 10-K for its fiscal year ended December 31, 2000, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated:	February 16, 2001	/s/ L. Richard Marzke
(signature)

L. Richard Marzke
(type or print name)

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of Chemical Financial Corporation, does hereby appoint ALAN W. OTT, ALOYSIUS J. OLIVER, DAVID B. RAMAKER and LORI A. GWIZDALA, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Chemical Financial Corporation on Form 10-K for its fiscal year ended December 31, 2000, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated:	February 16, 2001	/s/ J. Daniel Bernson
(signature)

J. Daniel Bernson
(type or print name)

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, of Chemical Financial Corporation, does hereby appoint ALAN W. OTT, ALOYSIUS J. OLIVER, DAVID B. RAMAKER and LORI A. GWIZDALA, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Chemical Financial Corporation on Form 10-K for its fiscal year ended December 31, 2000, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Dated:	February 15, 2001	/s/ Michael L. Dow
(signature)

Michael L. Dow
(type or print name)